CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Apr. 30, 2015	Jan. 31, 2015	Jan. 31, 2014
Debt Instrument, Unamortized Discount	$ 92,953	$ 41,928	$ 34,584
Common Stock, Par Value Per Share	$ 0.00001	$ 0.00001	$ 0.00001
Common Stock, Shares Authorized	1,250,000,000	1,250,000,000	1,250,000,000
Common Stock, Shares, Issued	1,065,668,168	920,001,430	830,236,231
Common Stock, Shares, Outstanding	1,065,668,168	920,001,430	830,236,231